CREDIT RISK CONCENTRATIONS	12 Months Ended
Jul. 31, 2025
Fair Value Disclosures [Abstract]
CREDIT RISK CONCENTRATIONS

8. CREDIT RISK CONCENTRATIONS:

Financial instruments that are potentially subject to concentrations of credit risk consist principally of restricted cash, cash and cash equivalents, and receivables. Restricted cash, cash and cash equivalents are placed with multiple financial institutions to minimize risk. No assurance can be made that such financial institutions and instruments will minimize all such risk.

As of July 31, 2025, and July 31, 2024, respectively, three tenants accounted for approximately 54.96% and 51.45% of receivables. During the years ended July 31, 2025 and 2024, respectively, two tenants accounted for 26.86% and 27.54% of total rental revenue.